Exhibit 99.2
Levitt Corporation
Consolidated Statements of Financial Condition — Unaudited
(In thousands except share data)

	March 31,	December 31,
	2006	2005
Assets
Cash and cash equivalents	$75,772	113,562
Restricted cash	1,157	1,818
Inventory of real estate	698,811	611,260
Investment in Bluegreen Corporation	95,948	95,828
Property and equipment, net	52,899	44,250
Other assets	27,980	28,955

Total assets	$952,567	895,673

Liabilities and Shareholders’ Equity

Accounts payable and accrued liabilities	$63,252	66,652
Customer deposits	57,081	51,686
Current income tax payable	—	12,551
Notes and mortgage notes payable	421,715	353,623
Notes and mortgage notes payable to affiliates	—	223
Junior subordinated debentures	54,124	54,124
Deferred tax liability, net	6,857	7,028

Total liabilities	603,029	545,887

Shareholders’ equity:
Preferred stock, $0.01 par value
Authorized: 5,000,000 shares
Issued and outstanding: no shares	—	—
Common stock, Class A, $0.01 par value
Authorized: 50,000,000 shares
Issued and outstanding: 18,604,053 shares	186	186
Common stock, Class B, $0.01 par value
Authorized: 10,000,000 shares
Issued and outstanding: 1,219,031 shares	12	12
Additional paid-in capital	181,620	181,084
Unearned compensation	—	(110)
Retained earnings	165,911	166,969
Accumulated other comprehensive income	1,809	1,645

Total shareholders’ equity	349,538	349,786

Total liabilities and shareholders’ equity	$952,567	895,673

Levitt Corporation
Consolidated Statements of Income — Unaudited
(In thousands, except per share data)

	Three Months
	Ended March 31,
	2006	2005
Revenues:
Sales of real estate	$125,543	198,866
Title and mortgage operations	1,008	948

Total revenues	126,551	199,814

Costs and expenses:
Cost of sales of real estate	102,055	130,589
Selling, general and administrative expenses	26,755	23,146
Other expenses	626	1,316

Total costs and expenses	129,436	155,051

(Loss) earnings from Bluegreen Corporation	(49)	2,138
Earnings from real estate joint ventures	—	90
Interest and other income	1,832	1,322

(Loss) Income before income taxes	(1,102)	48,313

(Benefit) provision for income taxes	(442)	18,495

Net (loss) income	$(660)	29,818

(Loss) earnings per common share:
Basic	$(0.03)	1.50
Diluted	$(0.03)	1.49

Weighted average common shares outstanding:
Basic	19,821	19,816
Diluted	19,821	19,965

Cash dividends per common share:
Class A common stock	$0.02	0.02
Class B common stock	$0.02	0.02

LEVITT CORPORATION AND SUBSIDIARIES
Summary of Selected Financial Data (unaudited)

	As of or for the Three Months Ended
(dollars in thousands, except per share and average price data)	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Consolidated Operations:
Revenues from sales of real estate	$125,543	123,632	128,520	107,094	198,866
Cost of sales of real estate	102,055	94,491	98,455	84,547	130,589

Margin (a)	$23,488	29,141	30,065	22,547	68,277
Earnings (loss) from Bluegreen Corporation	$(49)	(104)	5,951	4,729	2,138
Selling, general & administrative expenses	$26,755	24,964	20,070	19,459	23,146
Net income	$(660)	8,333	10,708	6,052	29,818

Basic earnings per share	$(0.03)	0.42	0.54	0.31	1.50
Diluted earnings per share (b)	$(0.03)	0.42	0.53	0.30	1.49
Average shares outstanding (thousands)	19,821	19,819	19,817	19,816	19,816
Diluted shares outstanding (thousands)	19,821	19,843	19,944	19,949	19,965

Dividends declared per common share	$0.02	0.02	0.02	0.02	0.02

Key Performance Ratios:
S, G & A expense as a percentage of total revenues	21.1%	20.0%	15.5%	18.0%	11.6%
Return on average shareholders’ equity, trailing 12 mos. (d)	7.3%	17.0%	20.5%	22.3%	32.1%
Ratio of debt to shareholders’ equity	136.1%	116.6%	92.8%	81.4%	71.3%
Ratio of debt to total capitalization	57.7%	53.8%	48.1%	44.9%	41.6%
Ratio of net debt to total capitalization	48.5%	38.9%	33.3%	28.2%	17.3%

Consolidated Balance Sheet Data:
Cash	$75,772	113,562	97,174	99,778	134,784
Inventory of real estate	698,811	611,260	525,303	453,182	401,818
Investment in Bluegreen Corporation	95,948	95,828	93,747	87,658	82,761
Total assets	952,567	895,673	786,934	716,205	683,543
Total debt	475,839	407,970	315,995	268,659	231,095
Total liabilities	603,029	545,887	446,481	386,204	359,301
Shareholders’ equity	349,538	349,786	340,453	330,001	324,242

Homebuilding Division (e):
Revenues from sales of real estate	$118,275	102,611	110,674	107,095	117,987
Cost of sales of real estate	96,497	81,890	87,266	84,273	93,579

Margin (a)	$21,778	20,721	23,408	22,822	24,408
Margin percentage (c)	18.4%	20.2%	21.2%	21.3%	20.7%
New orders (units)	506	490	243	429	605
New orders ($)	$169,387	165,100	82,725	133,874	165,346
Construction starts	390	292	545	478	347
Homes delivered	439	401	439	448	501
Average closing price of homes delivered	$269,000	256,000	252,000	239,000	236,000
Backlog of homes (units)	1,859	1,792	1,703	1,899	1,918
Backlog of homes ($)	$608,437	557,325	494,836	522,785	496,006

Land Division (f):
Revenues from sales of real estate	$7,272	21,044	17,914	149	66,551
Cost of sales of real estate	5,019	12,651	10,783	182	27,090

Margin (a)	$2,253	8,393	7,131	(33)	39,461
Margin percentage (c)	31.0%	39.9%	39.8%	-22.1%	59.3%
Acres sold	56	234	109	—	1,304
Inventory of real estate (acres) (g)	12,036	12,092	12,325	7,045	7,045
Inventory of real estate ($)	$147,910	150,686	154,488	114,038	106,645
Backlog of land (acres)	195	238	435	545	543
Backlog of land ($)	$33,717	34,802	43,427	59,884	59,624

(a)	Margin is calculated as sales of real estate minus cost of sales of real estate.

(b)	Diluted earnings per share takes into account the dilution in earnings we recognize from Bluegreen as a result of outstanding securities issued by Bluegreen that enable the holders thereof to acquire shares of Bluegreen’s common stock.

(c)	Margin percentage is calculated by dividing margin by sales of real estate.

(d)	Calculated by dividing net income by average shareholders’ equity. Average shareholders’ equity is calculated by averaging the equity balance at the end current period with the equity balance at the end of the same period in the prior year.

(e)	Excludes joint ventures. Backlog includes all homes subject to sales contracts.

(f)	Includes land sales to Homebuilding division, if any. These inter-segment transactions are eliminated in consolidation.

(g)	Includes 7,231 estimated net saleable acres as of 3/31/2006.

LEVITT CORPORATION
Homebuilding Communities — Lot Inventory
As of: 3/31/06

		Sales		Planned	Closed		Sold	Net Units
Community	Location	Started		Units (a)	Units	Inventory	Backlog	Available
ACTIVE ADULT
Cascades — St. Lucie West (b)	Port St. Lucie, FL	2000		1,158	1,145	13	8	5
Summit Greens	Clermont, FL	2000		770	756	14	12	2
Cascades — Estero	Ft. Myers, FL	2002		614	588	26	26	—
Cascades — Sarasota	Sarasota, FL	2003		453	177	276	194	82
Cascades — Groveland	Groveland, FL	2005		999	45	954	138	816
Cascades — River Hall	Ft. Myers, FL	2005		570	—	570	72	498
Cascades — Southern Hills	Brooksville, FL	2005		925	—	925	25	900
Cascades — World Golf Village	St. John’s County, FL	2005		450	11	439	188	251
Seasons — Laurel Canyon	Canton, GA	2005		766	—	766	99	667
Seasons — Tradition (b)	Port St. Lucie, FL	2005		1,200	—	1,200	126	1,074
Seasons — Prince Creek	Murrell’s Inlet, SC	2006		460	—	460	69	391

Total Actively Selling Communities				8,365	2,722	5,643	957	4,686

Cascades — Grand Landings	Palm Coast, FL	2006 Q3	*	416	—	416	—	416
Seasons — Lake Lanier	Cobb County, GA	2006 Q3	*	746	—	746	—	746
Seasons — Seven Hills	Cobb County, GA	2006 Q3	*	724	—	724	—	724
Cascades — Bonita Springs	Bonita Springs, FL	2007 Q1	*	445	—	445	—	445

Total Currently in Development				2,331	—	2,331	—	2,331

TOTAL ACTIVE ADULT INVENTORY				10,696	2,722	7,974	957	7,017

FAMILY
Magnolia Lakes (b)	Port St. Lucie, FL	2002		478	475	3	3	—
Regency Hills	Clermont, FL	2002		265	262	3	2	1
Avalon Park	Orlando, FL	2002		806	706	100	98	2
Summerport	Windermere, FL	2003		481	427	54	50	4
Riomar	Sarasota, FL	2004		154	18	136	136	—
Hunter’s Creek	Orange County, FL	2004		112	19	93	93	—
Hartwood Reserve	Clermont, FL	2004		325	39	286	233	53
San Simeon I & II	Ft. Myers, FL	2005		469	—	469	79	390
Jessup Reserve	Orlando, FL	2005		346	—	346	59	287
Various	Memphis, TN	Various		2,261	1,598	663	134	529
Various	Nashville, TN	Various		250	53	197	15	182

Total Actively Selling Communities				5,947	3,597	2,350	902	1,448

Reserve at Sanford	Orlando, FL	2006 Q2	*	120	—	120	—	120
Turtle Creek	Osceola County, FL	2006 Q2	*	436	—	436	—	436
Seven Hills	Cobb County, GA	2006 Q3	*	515	—	515	—	515
Various	Memphis, TN	Various		783	—	783	—	783
Various	Nashville, TN	Various		381	—	381	—	381

Total Currently in Development				2,235	—	2,235	—	2,235

TOTAL FAMILY INVENTORY				8,182	3,597	4,585	902	3,683

TOTAL INVENTORY OWNED
Active Adult communities				10,696	2,722	7,974	957	7,017
Family communities				8,182	3,597	4,585	902	3,683

Total Properties Owned				18,878	6,319	12,559	1,859	10,700

PROPERTIES UNDER CONTRACT TO BE ACQUIRED (c)
Active Adult communities		Various		1,275	—	1,275	—	1,275
Family communities		Various		2,902	—	2,902	—	2,902

Total Properties Under Contract				4,177	—	4,177	—	4,177

	Total Properties			23,055	6,319	16,736	1,859	14,877

* Projected sales commencement date. Actual sales commencement date may be different.
(a) Actual number of units may vary from original project plan due to engineering and architectural changes.
(b) Acquired from Land Division
(c) There can be no assurance that current property contracts will be consummated.

LEVITT CORPORATION
Land Development Properties
As of: 3/31/06

							$ Book
			Non-	Net		Saleable	value per	Acres	Saleable
		Total	Saleable	Saleable	Closed	Acres	Saleable	Under	Acres
Project	Location	Acres	Acres (a)	Acres (a)	Acres	Remaining	Acre ($000)	Contract (b)	Available (c)
Currently in Development

St. Lucie West	St. Lucie County, FL	1,964	—	1,964	1,960	4	$—	4	-

Tradition, FL	St. Lucie County, FL	8,246	2,388	5,858	1,604	4,254	25	191	4,063

Tradition, SC	Jasper County, SC	5,390	2,417	2,973	—	2,973	15	—	2,973

Total Currently in Development		15,600	4,805	10,795	3,564	7,231	$20	195	7,036

	Total Properties	15,600	4,805	10,795	3,564	7,231	$20	195	7,036

(a) Actual saleable acres may vary from original plan due to changes in zoning, project design, or other factors.
(b) There can be no assurance that current property contracts will be consummated.
(c) Saleable acres available for sale are approved for the following mix of use:

	Acres	Residential	Commercial
Project	Available	Units*	Sq. Ft.
St. Lucie West	—	—	—
Tradition, FL	4,063	11,000	8,800,000
Tradition, SC	2,973	9,500	1,500,000

Total	7,036	20,500	10,300,000
* Based on current plans for these communities. Management may not utilize the full residential density allowed by the existing entitlements.

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